                                  SCHEDULE 14A
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
           OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission
     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(e) or Sec.240.14a-12

                     (DATA PROCESSING RESOURCES CORPORATION)
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                    (DATA PROCESSING RESOURCES CORPORATION)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                     DATA PROCESSING RESOURCES CORPORATION
                      4400 MACARTHUR BOULEVARD, SUITE 600
                        NEWPORT BEACH, CALIFORNIA 92660
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 17, 1996

TO THE SHAREHOLDERS OF DATA PROCESSING RESOURCES CORPORATION:

     The 1996 Annual Meeting of Shareholders (the "1996 Annual Meeting") of Data Processing Resources Corporation (the "Company" or "DPRC") will be held at 10:00 a.m., Pacific Time, on Tuesday, December 17, 1996 at The Sutton Place Hotel, 4500 MacArthur Boulevard, Newport Beach, California 92660, for the following purposes:

     1. To elect five Directors of the Company to serve during the ensuing year and until their successors are elected and qualified.

     2. To approve an amendment to the 1994 Stock Option Plan to increase the number of shares reserved for issuance upon exercise of options granted thereunder.

     3. To approve the adoption of the Employee Stock Purchase Plan.

     4. To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending July 31, 1997.

     5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only the shareholders of record at the close of business on November 14, 1996 will be entitled to notice of and to vote at the 1996 Annual Meeting or any adjournment or postponement thereof.

     A copy of the Company's Annual Report to Shareholders for the fiscal year ended July 31, 1996 is being mailed with this Notice but is not to be considered part of the proxy soliciting material.

                                          By Order of the Board of Directors

                                          MICHAEL A. PIRAINO
                                          Secretary
November 19, 1996
Newport Beach, California

     YOU ARE URGED TO VOTE UPON THE MATTERS PRESENTED AND TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. IT IS IMPORTANT FOR YOU TO BE REPRESENTED AT THE MEETING. PROXIES ARE REVOCABLE AT ANY TIME AND THE EXECUTION OF YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ARE PRESENT AT THE MEETING.
                            ------------------------

     REQUESTS FOR ADDITIONAL COPIES OF PROXY MATERIALS SHOULD BE ADDRESSED TO MICHAEL A. PIRAINO, CORPORATE SECRETARY, AT THE OFFICES OF THE COMPANY, 4400 MACARTHUR BOULEVARD, SUITE 600, NEWPORT BEACH, CALIFORNIA 92660.

                     DATA PROCESSING RESOURCES CORPORATION
                      4400 MACARTHUR BOULEVARD, SUITE 600
                        NEWPORT BEACH, CALIFORNIA 92660
                            ------------------------

                                PROXY STATEMENT
                      1996 ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 17, 1996
                            ------------------------

                              GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Data Processing Resources Corporation, a California corporation (the "Company"), for use at the 1996 Annual Meeting of Shareholders (the "1996 Annual Meeting") to be held on Tuesday, December 17, 1996 at 10:00 a.m., Pacific Time at The Sutton Place Hotel, 4500 MacArthur Boulevard, Newport Beach, California 92660, and any adjournment or postponement thereof. This Proxy Statement and the form of proxy to be utilized at the 1996 Annual Meeting were mailed or delivered to the shareholders of the Company on or about November 19, 1996.

MATTERS TO BE CONSIDERED

     The 1996 Annual Meeting has been called to (1) elect five Directors of the Company to serve during the ensuing year and until their successors are elected and qualified, (2) approve an amendment to the 1994 Stock Option Plan to increase the number of shares reserved for issuance upon exercise of options granted thereunder, (3) approve the adoption of the Employee Stock Purchase Plan, (4) ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending July 31, 1997 ("fiscal 1997") and (5) transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

RECORD DATE AND VOTING

     The Board has fixed the close of business on November 14, 1996 as the record date (the "Record Date") for the determination of shareholders entitled to vote at the 1996 Annual Meeting and any adjournment or postponement thereof. As of the Record Date, there were outstanding 7,492,321 shares of the Company's common stock (the "Common Stock").

QUORUM AND VOTING REQUIREMENTS

     The holders of record of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the 1996 Annual Meeting. As to all matters, each shareholder is entitled to one vote for each share of Common Stock held. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. The Director nominees who receive the greatest number of votes at the 1996 Annual Meeting will be elected to the Board of the Company. Shareholders are not entitled to cumulate votes. Votes against a candidate and votes withheld have no legal effect. In matters other than the election of Directors, abstentions are counted as votes against in tabulations of the votes cast on proposals presented to shareholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

     All proxies which are properly completed, signed and returned prior to the 1996 Annual Meeting will be voted. Any proxy given by a shareholder may be revoked at any time before it is exercised, by filing with the Secretary of the Company an instrument revoking it, by delivering a duly executed proxy bearing a later date or by the shareholder attending the 1996 Annual Meeting and voting his or her shares in person.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of November 1, 1996 by: (i) each person (or group or affiliated persons) who is known by the Company to own beneficially more than 5% of the Company's Common Stock; (ii) each of the Company's Directors; (iii) each of the executive officers named in the Summary Compensation Table; and (iv) the Company's Directors and executive officers as a group. Except as indicated in the footnotes to this table, the persons named in the table, based on information provided by such persons, have sole voting and sole investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable.

                                                                        AMOUNT OF
                                                                         SHARES
             NAME AND ADDRESS OF BENEFICIAL OWNER                  BENEFICIALLY OWNED       PERCENTAGE
--------------------------------------------------------------  -------------------------   ----------
Mary Ellen Weaver(1)..........................................          2,635,000               35.2%
David M. Connell(1)(2)........................................            164,450                2.1
Michael A. Piraino(1).........................................              1,000                  *
Richard E. Earley(1)..........................................                 --                  *
Riordan, Lewis & Haden(4).....................................          1,658,000               22.1
  300 S. Grand Avenue, 29th Floor,
  Los Angeles, California 90071
J. Christopher Lewis(4).......................................          1,658,000               22.1
  c/o Riordan, Lewis & Haden
  300 S. Grand Avenue, 29th Floor,
  Los Angeles, California 90071
Li-San Hwang (2)(5)...........................................              2,400                  *
  c/o Tetra Tech, Inc.
  630 N. Rosemead Blvd.
  Pasadena, CA 91107
JoAnn W. Wagner (3)...........................................              3,700                  *
  2529 Weld County Road, No. 21
  Lupton, CO 80621
All directors and executive officers as a group (8 persons)...          4,465,050               58.3%

---------------
* Less than 1%.

(1) The address of such persons is c/o Data Processing Resources Corporation, 4400 MacArthur Blvd., Suite 600, Newport Beach, CA 92660.

(2) Represents shares issuable upon exercise of options which are exercisable as of, or will become exercisable within 60 days of November 1, 1996.

(3) Includes 1,200 shares issuable upon exercise of options which are exercisable as of, or will become exercisable within 60 days of November 1, 1996.

(4) Shares are owned by RLH DPRC Partners, L.P., a partnership managed by Riordan, Lewis & Haden ("RLH"). Mr. Lewis, a director of the Company, and Patrick C. Haden may be deemed to share voting and investment power with respect to all such shares as the sole general partners of RLH. No other person has voting power or investment power with respect to such shares. Messrs. Lewis and Haden do not own any shares directly.

(5) Dr. Hwang is a limited partner of the partnership managed by RLH which owns shares of the Company but Dr. Hwang has no voting or investment power with respect to the shares of the Company owned by such partnership.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

     Five Directors are to be elected at the 1996 Annual Meeting to serve until the next Annual Meeting of Shareholders and until their respective successors have been elected and qualified. In the absence of instructions to the contrary, proxies covering shares of Common Stock will be voted in favor of the election of the persons listed below. In the event that any nominee for election as Director should become unavailable to serve, it is intended that votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Company. Management has no present knowledge that any of the persons named will be unavailable to serve.

     No arrangement or understanding exists between any nominee and any other person or persons pursuant to which any nominee was or is to be selected as a Director or nominee. None of the nominees has any family relationship to any other nominee or to any executive officer of the Company.

INFORMATION CONCERNING INCUMBENT DIRECTORS AND NOMINEES TO BOARD OF DIRECTORS.

     Information is set forth below concerning the incumbent Directors, all of whom are also nominees for election as Directors, and the year in which each incumbent Director was first elected as a Director of the Company. Each nominee has furnished the information as to his or her beneficial ownership of Common Stock as of November 1, 1996 and, if not employed by the Company, the nominee's principal occupation. Each nominee has consented to being named in this Proxy Statement as a nominee for Director and has agreed to serve as a Director if elected. Ages are shown as of November 1, 1996.

                                                                                            DIRECTOR
                   NAME                      AGE          POSITION WITH THE COMPANY          SINCE
-------------------------------------------  ---   ---------------------------------------  --------
Mary Ellen Weaver..........................  45    Chairman of the Board, Chief Executive     1985
                                                   Officer and Director
David M. Connell...........................  52    President, Chief Operating Officer and     1995
                                                   Director
J. Christopher Lewis+*.....................  40    Director                                   1995
Li-San Hwang+..............................  60    Director                                   1995
JoAnn W. Wagner*...........................  57    Director                                   1995

---------------
* Member of the Compensation Committee.

+ Member of the Audit Committee.

     Mary Ellen Weaver has served as Chairman of the Board and Chief Executive Officer of the Company since February 1994 and served as President of the Company from May 1989 to September 1994. Ms. Weaver also served as Chief Financial Officer of the Company from December 1989 to February 1994 and as Vice President from 1985 to May 1989. Ms. Weaver has been a director of the Company since September 1985. Prior to joining the Company, Ms. Weaver was employed by XXCAL, Inc., EG&G, Inc. and Thomas Temporaries.

     David M. Connell has served as President and Chief Operating Officer of the Company since September 1994 and as director since March 1995. From October 1993 to September 1994, Mr. Connell provided consulting services to the Company. Prior to his service with the Company, Mr. Connell was engaged by Welsh, Carson, Anderson & Stowe, an investment fund which specializes in acquiring information services companies and healthcare companies, to manage the following portfolio companies: from June 1990 to July 1993, Mr. Connell served as Chairman and Chief Executive Officer of Specialized Mortgage Services, Inc., an information services company; from 1988 to 1990, he served as Chairman and Chief Executive Officer of Wold Communications, Inc., which became Keystone Communication, Inc. as a result of a merger with Bonneville Satellite Communications, Inc.; and from 1985 to 1988, Mr. Connell served as Chairman and Chief Executive Officer of a systems integration subsidiary of Decision Data Computer Corporation. In each of these three prior positions, Mr. Connell formulated and implemented merger and acquisition growth strategies for the companies in addition to being responsible for overall operations.

     J. Christopher Lewis was elected a director of the Company in March 1995. Since 1982, Mr. Lewis has been a general partner of Riordan, Lewis & Haden, a Los Angeles based partnership which invests in management buy-out and venture capital transactions. Mr. Lewis also serves as a director of California Beach Restaurants, Inc., Tetra Tech, Inc. and several private companies.

     Li-San Hwang was elected a director of the Company in May 1995. Dr. Hwang is currently the President, Chief Executive Officer and a director of Tetra Tech, Inc., a publicly-traded environmental engineering consulting firm. Dr. Hwang joined Tetra Tech in 1967.

     JoAnn W. Wagner was elected a director of the Company in September 1995. Since January 1994, she has been self-employed as the owner and manager of Wagner Land and Cattle, a livestock ranching business, and as an independent consultant. From January 1991 to December 1993, Ms. Wagner served as Vice President of Market Development for Interim Services, Inc., a staffing company. From April 1987 to January 1991, Ms. Wagner served as the President of ISC Subsidiary Corporation, a staffing company, and as a director of its parent company, Interim Systems Corporation, a publicly-traded corporation engaged in the temporary staffing business, which was acquired by H&R Block, Inc. in 1991. Ms. Wagner is currently a director of SOS Staffing Services, Inc., a publicly-traded temporary staffing company.

                             THE BOARD OF DIRECTORS

COMMITTEES

     The standing committees of the Board are the Audit Committee (the "Audit Committee") and the Compensation Committee (the "Compensation Committee"). The Audit Committee, which presently consists of Mr. Lewis and Dr. Hwang, met once during the fiscal year ended July 31, 1996 ("fiscal 1996"). The Compensation Committee, which presently consists of Mr. Lewis and Ms. Wagner, met three times during fiscal 1996.

     The Audit Committee makes recommendations concerning the engagement of independent public accountants; reviews with the independent public accountants the plans for and scope of the audit, the audit procedures to be utilized and results of the audit; approves the professional services provided by the independent public accountants; reviews the independence of the independent public accountants; and reviews the adequacy and effectiveness of the Company's internal accounting controls.

     The Compensation Committee determines compensation for the Company's executive officers and administers the Company's 1994 Stock Option Plan. See "Report of the Compensation Committee of the Board of Directors."

MEETINGS AND REMUNERATION

     During fiscal 1996, the Board held nine meetings and took various actions by written consent. Each incumbent Director attended at least 75% of the aggregate of (i) the total number of meetings held by the Board during fiscal 1996 and (ii) the total number of meetings held by all committees of the Board during that period within which he was a Director or member of such committee of the Board.

     Each Director is elected to hold office until the next annual meeting of shareholders and until his respective successor is elected and qualified. Directors who are employees or officers of the Company do not receive compensation for service on the Board or any committee of the Board. Each Director of the Company who is not an officer or employee of the Company is entitled to receive $1,200 for each meeting of the Board attended by such Director. In addition, Directors of the Company are reimbursed for their reasonable out-of-pocket expenses in connection with their travel to and attendance at the meetings of the Board. Mr. Lewis has waived his right to receive such compensation. In lieu of receiving such compensation, Dr. Hwang and Ms. Wagner were each granted options to purchase 3,600 shares of Common Stock. Dr. Hwang's options were granted on June 1, 1995 with an exercise price of $2.25 per share. Ms. Wagner's options were granted on January 15, 1996 with an exercise price of $9.00 per share. The options have a two-year vesting schedule with 1,200 shares vested on the date of grant, and 1,200 shares vesting on each successive annual anniversary date of such grants. All such options will become immediately vested upon a sale of substantially all of the Company's assets or the dissolution of the Company. Such options are exercisable until May 31, 2005 for Dr. Hwang's options and until January 14, 2006 for Ms. Wagner's options.

             EXECUTIVE OFFICERS, COMPENSATION AND OTHER INFORMATION

EXECUTIVE OFFICERS

     Set forth in the table below are the names, ages (as of November 1, 1996) and current offices held by all executive officers of the Company.

                                                                                        EXECUTIVE OFFICER
             NAME                AGE              POSITION WITH THE COMPANY                   SINCE
-------------------------------  ---   -----------------------------------------------  -----------------
Mary Ellen Weaver..............  45    Chairman of the Board, Chief Executive Officer
                                         and Director                                          1985
David Connell..................  52    President, Chief Operating Officer and Director         1994
Michael A. Piraino.............  43    Senior Vice President and Chief Financial
                                         Officer                                               1996
Richard E. Earley..............  51    Senior Vice President, Sales and Marketing              1996
Phoebe Stenton.................  54    Vice President, Corporate Services                      1995

     Executive officers of the Company are elected by and serve at the discretion of the Board. Each of the executive officers has entered into an employee agreement with the Company. See "Employee Agreements." None of the executive officers has any family relationship to any nominee for Director or to any other executive officer of the Company. Set forth below is a brief description of the business experience for the previous five years of all executive officers except Ms. Weaver and Mr. Connell. See "Information Concerning Incumbent Directors and Nominees to Board of Directors."

     Michael A. Piraino joined the Company as Senior Vice President and Chief Financial Officer in January 1996. Prior to joining the Company, Mr. Piraino had served as Executive Vice President, Director and Chief Development Officer of Urohealth Systems, Inc. from October 1994. From July 1993 to October 1994, Mr. Piraino served as Senior Vice President and Chief Financial Officer of Syncor International Corporation. Mr. Piraino served as Senior Vice President and Chief Financial Officer of Total Pharmaceutical Care, Inc. from May 1989 to June 1993. Prior to May 1989, Mr. Piraino held executive officer positions with Lorimar Home Video and Winn Enterprises. Mr. Piraino began his career with a national accounting firm. He is a certified public accountant.

     Richard E. Earley joined the Company as Senior Vice President, Sales and Marketing in March 1996. Prior to joining the Company, since February 1992, Mr. Earley served as the General Manager of the National Business Unit of DRT Systems International, a subsidiary of Deloitte & Touche LLP which provides data processing consulting services. From September 1988 to January 1992, Mr. Earley served as Chief Operating Officer for Unitech Systems, a utility software firm. From February 1980 to September 1988, Mr. Earley served as Senior Vice President of Cap Gemini America and its predecessor, a data processing consulting firm.

     Phoebe Stenton joined the Company in May 1995 as Corporate Services Manager and was promoted to Vice President, Corporate Services in December 1995. Prior to joining DPRC, Ms. Stenton was employed as Controller of Nationwide Construction Co. from February 1995 to May 1995. Prior to such employment, Ms. Stenton was employed for 14 years by Mission Equity, a privately held company engaged in property management, construction management and real estate development. Ms. Stenton is a member of the Board of California Family Life Center.

COMPENSATION

     The following table sets forth all compensation for services rendered to the Company in all capacities for each of the fiscal years in the two year period ended July 31, 1996 by the Chief Executive Officer and each person serving as an executive officer of the Company at July 31, 1996 whose salary and bonus exceeded $100,000 (collectively, the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG TERM
                                                                                      COMPENSATION
                                                                                         AWARDS
                                                            ANNUAL COMPENSATION       ------------
                                                           ----------------------      SECURITIES         ALL OTHER
                                                           SALARY(1)                   UNDERLYING      COMPENSATION(3)
          NAME AND PRINCIPAL POSITIONS            YEAR        ($)        BONUS($)      OPTIONS(#)            ($)
------------------------------------------------  -----    ---------     --------     ------------     ----------------
Mary Ellen Weaver...............................   1996     225,000       27,000              --               --
  Chairman of the Board and                        1995     743,047      189,649 (2)          --               --
    Chief Executive Officer
David M. Connell................................   1996     174,000       38,920          25,000               --
  President and Chief Operating Officer            1995     147,900      228,382 (2)     255,200               --
Michael A. Piraino..............................   1996      80,774       12,000          80,000               --
  Senior Vice President and Chief Financial        1995         N/A          N/A             N/A              N/A
    Officer and Secretary
Richard E. Earley...............................   1996      58,850           --          80,000               --
  Senior Vice President, Sales and Marketing       1995         N/A          N/A             N/A              N/A

---------------
(1) Amounts shown include compensation earned and received by executive officers as well as amounts earned but deferred at the election of those officers.

(2) A substantial portion of these bonuses were paid in fiscal 1996.

(3) The aggregate amount of all other compensation does not exceed the lesser of either $50,000 or 10% of the total annual salary and bonus for each such officer.

EMPLOYMENT AGREEMENTS

     Ms. Weaver has a four-year employment agreement which terminates on July 31, 1999. Under her employment agreement as in effect for fiscal 1996, Ms. Weaver received a base salary of $225,000 and an annual incentive bonus of up to $225,000. Effective August 5, 1996, Ms. Weaver's employment agreement was amended to reduce her base salary to $125,000 per year. No change was made in the provisions governing her incentive bonus. The incentive bonus is based primarily on the achievement of certain financial objectives and, to a lesser extent is subject to the discretion of the Board. The Company may terminate Ms. Weaver's employment with or without cause. In the event her employment is terminated without cause, Ms. Weaver is entitled to receive her base salary and certain benefits for up to 24 months and is entitled to receive a prorated incentive bonus through the date of termination. Ms. Weaver's employment agreement also includes certain non-competition agreements, confidentiality agreements and indemnification agreements.

     Mr. Connell also has a four-year employment agreement. His base salary is $174,000, and he is also able to earn an incentive bonus of up to 100% of his base salary under an incentive plan based primarily on the achievement of specified financial objectives. In the event Mr. Connell's employment is terminated without cause, he is entitled to receive his base salary and certain benefits for up to 18 months and a prorated incentive bonus through the date of termination. Effective January 15, 1996, Mr. Connell was granted an option to purchase 25,000 shares of Common Stock under the Company's 1994 Stock Option Plan. The option has an exercise price of $9.00 per share and vests over four years, with 25% vesting on the first anniversary of the date of grant, and the remainder vesting in 12 equal quarterly installments over the following three years.

     Mr. Piraino and Mr. Earley each have employment agreements which terminate on December 31, 1997 and provide for a base salary of $150,000 and an incentive plan identical to Mr. Connell's under which they are able to earn up to 100% of their base salary. In addition, Mr. Earley will be entitled to receive a commission based on his achievement of certain goals. In the event of termination without cause, Mr. Piraino and

Mr. Earley are entitled to receive their base salary and certain benefits for up to six months and a prorated incentive bonus through the date of termination. Effective January 15, 1996, Mr. Piraino was granted an option to purchase 80,000 shares of Common Stock under the Company's 1994 Stock Option Plan. The option has an exercise price of $9.00 per share and vests over four years, with 25% vesting on the first anniversary of the date of grant, and the remainder vesting in 12 equal quarterly installments over the following three years. Mr. Earley was granted an option to purchase 80,000 shares of Common Stock under the Company's 1994 Stock Option Plan effective March 5, 1996. The option has an exercise price of $14.00 and vests over four years, with 25% vesting on the first anniversary of the date of grant, and the remainder vesting in 12 equal quarterly installments over the following three years.

STOCK OPTIONS

     The following table sets forth information concerning each grant of stock options made during fiscal 1996 to each of the Named Executive Officer.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                         POTENTIAL REALIZABLE
                                                                                                                VALUE
                                                              INDIVIDUAL GRANTS                           AT ASSUMED ANNUAL
                                                     -----------------------------------                        RATES
                                                                  PERCENT OF                                OF STOCK PRICE
                                                     NUMBER OF      TOTAL                                  APPRECIATION FOR
                                                       SHARES      OPTIONS                                      OPTION
                                                     UNDERLYING   GRANTED TO   EXERCISE                        TERM (1)
                                                      OPTIONS     EMPLOYEES    PRICE PER   EXPIRATION   ----------------------
                       NAME                           GRANTED     IN PERIOD      SHARE        DATE         5%          10%
---------------------------------------------------  ----------   ----------   ---------   ----------   ---------  -----------
Mary Ellen Weaver..................................        --           --           --           --           --           --
David M. Connell(2)................................    25,000         6.3%      $  9.00      1/14/06    $ 141,501  $   358,592
Michael A. Piraino(3)..............................    80,000        20.2%      $  9.00      1/14/06    $ 452,804  $ 1,147,495
Richard E. Earley(3)...............................    80,000        20.2%      $ 14.00      3/04/06    $ 704,362  $ 1,784,992

---------------
(1) The potential realizable value is calculated based on the term of the option at its time of grant (ten years). It is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually for the entire term of the option.

(2) The options granted to Mr. Connell are subject to vesting over a four year period. Of his options, 25% will become exercisable on January 15, 1997 and the remaining 75% vest in equal quarterly installments thereafter over the three years ending January 15, 2000. Mr. Connell's options become immediately exercisable upon sale of substantially all of the Company's assets, a merger or consolidation in which the Company is not the consolidated or surviving corporation or any acquisition of 35% or more of the outstanding shares of Common Stock by any person.

(3) Mr. Piraino's and Mr. Earley's options become immediately exercisable upon sale of substantially all of the Company's assets, a merger or consolidation in which the Company is not the consolidated or surviving corporation or any acquisition of 35% or more of the outstanding shares of Common Stock by any person.

     The following table sets forth the number and value as of July 31, 1996 of shares underlying unexercised options held by each of the Named Executive Officers.

                         FISCAL YEAR-END OPTION VALUES

                                                   NUMBER OF SHARES UNDERLYING
                                                                                    VALUE OF UNEXERCISED
                                                    UNEXERCISED OPTIONS AS OF    IN-THE-MONEY OPTIONS AS OF
                                                          JULY 31, 1996              JULY 31, 1996(1)($)
                                                   ---------------------------   ---------------------------
                      NAME                         EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-------------------------------------------------  -----------   -------------   -----------   -------------
Mary Ellen Weaver................................         --             --               --            --
David M. Connell(2)..............................    132,550        136,650        2,212,260     2,088,439
Michael A. Piraino...............................          0         80,000                0       720,000
Richard E. Earley................................          0         80,000                0       320,000

---------------
(1) Based on the fair market value (the closing price for the Company's Common Stock as reported on the Nasdaq National Market as of July 31, 1996, ($18 per share)), less the exercise price payable upon exercise of such options.

(2) 244,200 of the 269,200 options granted to Mr. Connell are subject to vesting over a three and one-half year period. Of such options, 25% became exercisable on March 1, 1995 and the remaining 75% vest in equal quarterly installments thereafter over the three years ending March 1, 1998. The remaining 25,000 options granted to Mr. Connell vest and became exercisable as set forth in the Option Grants in Last Fiscal Year Table. All Mr. Connell's options become immediately exercisable upon sale of substantially all of the Company's assets, a merger or consolidation in which the Company is not the consolidated or surviving corporation or any acquisition of 35% or more of the outstanding shares of Common Stock by any person.

1994 STOCK OPTION PLAN

     The Company's 1994 Stock Option Plan (the "1994 Plan") permits option grants to employees, directors, officers and consultants of the Company in order to further the growth, development and financial success of the Company. The 1994 Plan provides for the grant of incentive stock options and non-statutory stock options. The Company has reserved, subject to shareholders approval at the 1996 Annual Meeting, 1,250,000 shares of Common Stock for issuance upon the exercise of options granted under the 1994 Plan. The 1994 Plan is administered by the Compensation Committee of the Board of the Company. The Compensation Committee has discretion to determine which eligible individuals are to receive option grants, the number of shares subject to each such grant, the status of any granted option as either an incentive stock option or a non-statutory option, and the vesting schedule to be in effect for the option grant. The maximum term of options granted under the 1994 Plan is ten years, subject to earlier termination following an optionee's cessation of service with the Company. Options granted under the 1994 Plan are non-transferable and generally expire 30 days after the termination of an optionee's service to the Company. If a holder of an option is permanently disabled or dies during his or her service to the Company, such option generally may be exercised up to one year (90 days for death) following such disability or death. Subject to certain restrictions, the Board may amend or modify the 1994 Plan at any time. The 1994 Plan will terminate on December 31, 2004, unless sooner terminated by the Board. See "Proposal 2 -- Amendment of 1994 Stock Option Plan."

EMPLOYEE STOCK PURCHASE PLAN

     On October 1, 1996, the Company adopted an Employee Stock Purchase Plan ("ESP Plan") subject to shareholder approval. The ESP Plan allows employees of the Company to purchase Common Stock at a discount, without having to pay any commissions on the purchases. The maximum amount that any employee can contribute to the Purchase Plan per quarter is $6,250, and the total number of shares which are reserved by the Company for purchase under the Purchase Plan is 250,000. See "Proposal 3 -- Adoption of the Company's Stock Purchase Plan."

LIMITATION OF LIABILITY AND INDEMNIFICATION MATTERS

     The Company's Bylaws require the Company to indemnify its directors and officers to the fullest extent permitted by California law against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding arising by reason of the fact that any such person is or was a director or officer of the Company. The Company is also required to advance to such director or officer expenses incurred in defending any such proceeding, to the maximum extent permitted by such law. The Company's Bylaws also provide that the Board, in its discretion, may provide for indemnification of or advance of expenses to other agents of the Company. The Company is also authorized under its Articles of Incorporation and Bylaws to enter into indemnification contracts with its directors, officers, employees and agents, and indemnification agreements were entered into with all of the Company's certain officers and directors prior to the completion of the Company's initial public offering which closed on March 11, 1996 (the "Public Offering"). The Company has purchased liability insurance covering its directors and officers.

     In addition, the Company's Articles of Incorporation provide that the liability of the Company's directors for monetary damages will be eliminated to the fullest extent permissible under California law. This provision in the Articles of Incorporation does not eliminate a director's duty of care to the Company, and in appropriate circumstances, equitable remedies such as injunctive or other forms of non-monetary relief would remain available under California law. This provision also does not affect a director's responsibilities under any other laws, such as the federal securities laws or state or federal environmental laws.

     To the extent the Board or the shareholders of the Company may in the future wish to limit or repeal the ability of the Company to provide indemnification as set forth in the Company's Articles of Incorporation or Bylaws, such repeal or limitation may not be effective as to directors and officers who are parties to the indemnification agreements, because their rights to full protection would be contractually assured by the indemnification agreements. It is anticipated that similar contracts may be entered into, from time to time, with future directors of the Company.

     There is no pending litigation or proceeding involving a director, officer, employee or other agent of the Company as to which indemnification is being sought, nor is the Company aware of any pending or threatened litigation that may result in claims for indemnification by any director, officer, employee or other agent.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Board, prior to the formation of the Compensation Committee in late 1995, established levels of compensation for the Company's executive officers. Ms. Weaver and Mr. Connell participated in deliberations of the Board regarding executive compensation prior to the establishment of the Compensation Committee. The Company's Compensation Committee which was established during fiscal 1996 consists of Mr. Lewis and Ms. Wagner. Neither Mr. Lewis nor Ms. Wagner was at any time during fiscal 1995 or fiscal 1996 or at any other time an officer or employee of the Company. There are no compensation committee interlocks between the Company and other entities involving the Company's executive officers and Board members who serve as executive officers or Board members of such other entities.

                      REPORT OF THE COMPENSATION COMMITTEE
                           OF THE BOARD OF DIRECTORS

     The Compensation Committee of the Board is comprised of Mr. Lewis and Ms. Wagner, two non-employee directors, that administer the Company's executive compensation programs and policies. The Company's executive compensation programs are designed to attract, motivate and retain the executive talent needed to optimize shareholder value in a competitive environment. The programs are intended to support the goal of increasing shareholder value while facilitating the business strategies and long-range plans of the Company.

     The following is the Compensation Committee's report submitted to the Board addressing the compensation of the Company's executive officers for fiscal 1996.

COMPENSATION POLICY AND PHILOSOPHY

     The Company's executive compensation policy is (i) designed to establish an appropriate relationship between executive pay and the Company's annual performance, its long term growth objectives and its ability to attract and retain qualified executive officers; and (ii) based on the belief that the interests of the executives should be closely aligned with the Company's shareholders. The Compensation Committee attempts to achieve these goals by integrating competitive annual base salaries with (i) annual incentive bonuses based on corporate performance and on the achievement of specified performance objectives set forth in the Company's financial plan for such fiscal year and
(ii) stock options through the 1994 Plan. In support of this philosophy, a meaningful portion of each executive's compensation is placed at-risk and linked to the accomplishment of specific results that are expected to lead to the creation of value for the Company's shareholders from both the short-term and long-term perspectives. The Compensation Committee believes that cash compensation in the form of salary and performance-based incentive bonuses provides company executives with short term rewards for success in operations, and that long term compensation through the award of stock options encourages growth in management stock ownership which leads to expansion of management's stake in the long term performance and success of the Company. The Compensation Committee considers all elements of compensation and the compensation policy when determining individual components of pay.

     The Board believes that leadership and motivation of the Company's employees are critical to achieving the objective of becoming a leader in information technology staffing in the United States. The Compensation Committee is responsible to the Board for ensuring that its executive officers are highly qualified and that they are compensated in a way that furthers the Company's business strategies and which aligns their interests with those of the shareholders. To support this philosophy, the following principles provide a framework for executive compensation: (i) offer compensation opportunities that attract the best talent to the Company; (ii) motivate individuals to perform at their highest levels; (iii) reward outstanding achievement; (iv) retain those with leadership abilities and skills necessary for building long-term shareholder value; (v) maintain a significant portion of executives' total compensation at risk, tied to both the annual and long-term financial performance of the Company and the creation of incremental shareholder value; and (vi) encourage executives to manage from the perspective of owners with an equity stake in the Company.

EXECUTIVE COMPENSATION COMPONENTS

     As discussed below, the Company's executive compensation package is primarily comprised of three components: base salary, annual incentive bonuses and stock options.

     Base Salary. For fiscal 1996, the Compensation Committee approved the base salaries of the executive officers based on (i) salaries paid to executive officers with comparable responsibilities employed by companies with comparable businesses, (ii) performance and profitability of the Company in fiscal 1995, which is the most important factor, and (iii) individual performance reviews for fiscal 1995 for most executive officers. The Compensation Committee reviews executive officer salaries annually and exercises its judgment based on all the factors described above in making its subject to the terms of such officer's employment agreement. No specific formula is applied to determine the weight of each criteria.

     Annual Incentive Bonuses. Annual incentive bonuses for the Chief Executive Officer and the other Named Executive Officers are based upon the following three components: (i) the Company's net income before taxes and extraordinary items for current fiscal year, (ii) the Company's revenue for the current fiscal year; and (iii) individual merit. The Compensation Committee predetermined performance goals based on the components described above, each executive officer's employment agreement sets forth certain target thresholds based on the Company's performance and corresponding target awards on an annual basis, and actual performance of the Company and the executive determines the percentage used to calculate the bonus at the end of the year with the size of the bonus varying between 0% and 100% of the target award. Target awards for each executive officer were set in relation to his/her base salary. On average, executive officer's actual bonuses were 14.5% of each executive's base salary for fiscal year 1996. See "Summary Compensation Table."

     Long Term Incentive Compensation. Stock options encourage and reward effective management which results in long-term corporate financial success, as measured by stock price appreciation. Stock options covering 185,000 shares were granted to the executive officers of the Company and stock options covering 210,220 shares were granted to 27 other employees or directors of the Company, during fiscal 1996 under the Company's 1994 Plan. The number of options that each executive officer or employee was granted was based primarily on the executive's or employee's ability to influence the Company's long term growth and profitability. The Compensation Committee believes that option grants afford a desirable long term compensation method because they closely ally the interests of management with shareholder value and that grants of stock options are the best way to motivate executive officers to improve long-term stock market performance. The vesting provisions of options granted under the 1994 Plan are designed to encourage longevity of employment with the Company and generally extend over a four-year period.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     The Compensation Committee believes that Mary Ellen Weaver, the Company's Chief Executive Officer, provides valuable services to the Company and that her compensation should therefore be competitive with that paid to executives at comparable companies. In addition, the Compensation Committee believes that an important portion of his compensation should be based on Company performance. Ms. Weaver's annual base salary for fiscal 1996 was $225,000. The factors which the Compensation Committee considered in setting her annual base salary were her individual performance and pay practices of peer companies relating to executives of similar responsibility. The annual incentive bonus paid to Ms. Weaver for fiscal 1996 was $27,000. Such bonus was paid to Ms. Weaver for her performance and role in effectuating the successful completion of the Company's Public Offering.

INTERNAL REVENUE CODE SECTION 162(M)

     Under Section 162 of the Internal Revenue Code (the "Code"), the amount of compensation paid to certain executives that is deductible with respect to the Company's corporate taxes is limited to $1,000,000 annually. It is the current policy of the Compensation Committee to maximize, to the extent reasonably possible, the Company's ability to obtain a corporate tax deduction for compensation paid to executive officers of the Company to the extent consistent with the best interests of the Company and its shareholders.

                                          COMPENSATION COMMITTEE

                                          J. Christopher Lewis
                                          JoAnn W. Wagner

                              COMPANY PERFORMANCE

     The following graph shows a comparison of cumulative total returns for the Company, the Nasdaq Stock Market -- U.S. Index and a Company-constructed Peer Group Index (as defined below) for the period during which the Company's Common Stock has been registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company-constructed Peer Group Index includes the following companies: Ciber, Inc., Computer Horizons Corp., Computer Management Sciences, Inc., Computer Task Group, Incorporated, Keane, Inc., SCB Computer Technology, Inc., Alternative Resources Corporation, Analysts International Corporation and Cotelligent Group, Inc. The peer group was selected by the Company with the assistance of an outside research consultant. The search was limited to publicly traded companies in the information technology or computer staffing business. Primary Standard Industrial Classification ("SIC") code was not the principal factor used in selecting the companies for the Peer Group Index. The Peer Group Index has been weighted for market capitalization at each data point.

                 COMPARISON OF 5 MONTH CUMULATIVE TOTAL RETURN*
  AMONG DATA PROCESSING RESOURCES CORPORATION, THE NASDAQ STOCK MARKET -- U.S.
                                     INDEX
                               AND THE PEER GROUP

                                 DATA PROCESS-
                                    ING RE-
      MEASUREMENT PERIOD            SOURCES                      NASDAQ STOCK
    (FISCAL YEAR COVERED)         CORPORATION     PEER GROUP      MARKET- US
3/06/96                                    100             100             100
7/31/96                                    129             111             100

 * ASSUMES $100 INVESTED ON MARCH 6, 1996 IN STOCK OR INDEX.
   TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS.
** FISCAL YEAR ENDING JULY 31, 1996.

                              CERTAIN TRANSACTIONS

     In March 1995, RLH, through a partnership of which it is the general partner, purchased 1,480 shares of the Company's Series A Convertible Preferred Stock for aggregate consideration of $1.6 million. This partnership concurrently purchased 1,066,000 shares of Common Stock from Ms. Weaver for aggregate consideration of $2.4 million. The shares of Series A Convertible Preferred Stock held by RLH were automatically converted into 592,000 shares of Common Stock immediately prior to the consummation of the Public Offering. Following the consummation of these transactions, Mr. Lewis became a director of the Company. Mr. Lewis is a general partner of RLH. The partnership managed by RLH can require the Company to register the shares of Common Stock purchased from Ms. Weaver and the shares of Common Stock issuable upon conversion of the shares of Series A Convertible Preferred Stock for resale at any time after March 11, 1997. Dr. Hwang, also a director, is a limited partner of the investment partnership managed by RLH which owns shares of Common Stock.

     In connection with the March 1995 financing transactions, Ms. Weaver and the partnership managed by RLH entered into certain agreements with respect to the election of directors, future sales of capital stock by the Company and sales of stock by Ms. Weaver and such partnership. All such agreements were terminated upon the completion of the Public Offering.

     The Company used the proceeds from the sale of the Series A Convertible Preferred Stock and from borrowings under a five-year credit agreement (the "Credit Agreement") to: (i) repay $2.3 million outstanding under the Company's existing credit facility, which represented all of the Company's obligations thereunder; (ii) pay all unpaid principal and interest in the amount of $4.4 million under a promissory note which was personally guaranteed by Ms. Weaver; and (iii) repay outstanding indebtedness owed to Ms. Weaver in the amount of $1.4 million.

     In February 1994, the Company repurchased all of the shares of outstanding Common Stock not owned by Ms. Weaver. The purchase price of approximately $4.8 million was paid by means of a promissory note which was personally guaranteed by Ms. Weaver. The Company also repaid the remaining balance of $275,000 of a promissory note held by such other shareholder. In connection with this transaction, such other shareholder, his wife and an affiliated company entered into a five-year non-competition agreement with DPRC.

     In fiscal 1994, one of the Company's larger clients desired to outsource its entire information systems department through an employee leasing arrangement which would not adversely affect the employment package for the personnel staffing such department. Because DPRC does not provide such employee leasing services and was unable to provide a comparable employment package to consultants working for this company, a separate company, Information Technology Resources, Inc. ("ITR"), was formed by Ms. Weaver and certain other persons, including certain former employees of the client, with Ms. Weaver owning approximately 75.6% of the outstanding capital stock. As a result of this arrangement, the Company provides certain management services to ITR to support its operations, for which the Company receives a management fee. Management fees received by DPRC were $482,000, $934,000, $1,084,000 for fiscal 1994, 1995 and
1996, respectively. The management fees paid to DPRC have historically represented in excess of 90% of ITR's profit before such management fees. As part of the services provided to ITR, the Company from time to time makes advances to ITR to assist it with its working capital needs. These advances, which historically have ranged in amounts outstanding at any time up to $520,000, are provided on a short-term, unsecured basis, do not bear interest and had a balance of $0 and $240,000 as of July 31, 1996 and 1995, respectively. ITR also contracts with DPRC for technical consultants to meet its staffing needs. Revenues from the billing of technical consultants to ITR were $1,028,000, $3,678,000 and $4,974,000 for fiscal 1994, 1995 and 1996, respectively. The Company also had trade accounts receivable for technical consultants due from ITR of $133,000 and $397,000 as of July 31, 1996 and 1995, respectively. Management believes that the terms of DPRC's relationship with ITR, taken as a whole, are no less favorable to DPRC than could be obtained in a transaction with an unrelated third party and that the management services arrangement with ITR is at least as profitable to the Company as if the Company were to provide services to ITR's client directly. Receivables from affiliates (including a receivable from ITR related to these management services) amounted to $104,000 and $79,000 as of July 31, 1996 and 1995, respectively.

     In March 1995, Ms. Weaver and RLH pledged all of the outstanding shares of capital stock of the Company to the senior lender as security for the Company's obligations under its senior credit facility. Such pledge was terminated on August 30, 1996 when the Credit Agreement was terminated.

     As of July 31, 1996, a company owned by Ms. Weaver and other former shareholders of the Company owed the Company $44,000 for advances made. These advances are non-interest bearing and repayable at $2,000 per month.

     In December 1995, the Company paid $47,000 in principal amount and accrued interest to prepay in full an equipment loan which had been personally guaranteed by Ms. Weaver.

               PROPOSAL 2 -- AMENDMENT OF 1994 STOCK OPTION PLAN

     At the 1996 Annual Meeting, the shareholders will be asked to approve an amendment (the "Amendment") to the Company's 1994 Stock Option Plan, as amended (the "1994 Plan"). Such approval will require the affirmative vote of a majority of the voting power of all outstanding shares of the Company's Common Stock present or represented and entitled to vote at the 1996 Annual Meeting. On October 1, 1996, the Board adopted the Amendment, subject to shareholder approval as described herein, increasing the number of shares of Common Stock available for issuance upon the exercise of options granted under the 1994 Plan from 700,000 to 1,250,000. The 1994 Plan and information regarding options granted thereunder is summarized below, but these descriptions are subject to and are qualified in their entirety by the full text of the 1994 Plan, as amended by the proposed Amendment, which is attached as Appendix 1 to this Proxy Statement.

     The purpose of the Amendment is to increase the number of shares of Common Stock available for option grants which can serve as an incentive and to encourage stock ownership by officers and key employees of the Company. At July 31, 1996, options to purchase 617,220 shares of Common Stock were granted under the 1994 Plan, leaving a balance of 82,780 additional shares of Common Stock which could be subject to options granted under the 1994 Plan. The Board believes that increasing the number of stock options available for grant under the 1994 Plan is advisable because such awards promote interest in the welfare of the Company by allowing such persons to share in the success of the Company and encouraging them to remain in the service of the Company. It also gives the Company a means to attract qualified new employees.

SUMMARY OF THE 1994 PLAN

     The 1994 Plan was initially adopted by the sole director and the sole shareholder of the Company by written consents effective January 1, 1994, and amended as of January 15, 1996. Under the 1994 Plan, employees, directors, officers and consultants (collectively referred to as "Employees") providing services to the Company or its subsidiaries may be granted options to purchase shares of Common Stock of the Company. The 1994 Plan permits the granting of both options that qualify for treatment as incentive stock options ("Incentive Stock Options") under Section 422 of the Code, and/or options that do not qualify as Incentive Stock Options ("Nonqualified Stock Options"). Incentive Stock Options may only be granted to employees of the Company.

     The purpose of the 1994 Plan and of granting options to specified persons is to promote the interests of the Company and its shareholders, by providing stock-based incentives to certain Employees. Under the 1994 Plan, Employees can receive certain options ("Stock Options") to purchase the Company's common stock ("Common Stock"), thus, strengthening the mutuality of interests between Employees and the Company because the Employees have a proprietary interest in pursuing the Company's long-term growth and financial success. In addition, by allowing Employees to participate in the Company's success, the Company is able to better attract, retain, and reward quality employees, directors, officers and consultants.

     Persons eligible to participate in the 1994 Plan are Employees providing services to the Company and/or its subsidiaries (collectively referred to as the "Company") who are in positions which enable them to make significant and extraordinary contributions to the Company's long-term performance and growth. In selecting Employees to whom Stock Options may be granted, consideration is given to factors such as employment position, duties and responsibilities, ability, productivity, length of service, morale, interest in the Company and recommendations of supervisors. The maximum number of shares that may be issued to a single Employee is 700,000.

     The 1994 Plan is administered by the Compensation Committee. The members of the Compensation Committee must qualify both as (1) "outside directors" under
Section 162(m) of the Code, and (2) "disinterested directors" under Rule 16b-3 of the Exchange Act.

     The Committee has full and complete authority, in its discretion, but subject to the express provisions of the 1994 Plan (1) to approve the Employees nominated by the management of the Company to be granted Stock Options; (2) to determine the number of Stock Options to be granted to an Employee; (3) to determine the time or times at which Stock Options shall be granted; (4) to establish the terms and conditions upon which Stock Options may be exercised;
(5) to establish the terms and conditions upon which Stock Options may vest; (6) to remove or adjust any restrictions and conditions upon Stock Options; (7) to specify, at the time of grant, provisions relating to exercisability of Stock Options; (8) to accelerate, extend or otherwise modify the exercisability of any Stock Options; and (9) to adopt such rules and regulations and to make all other determinations deemed necessary or desirable for the administration of the 1994 Plan. All interpretations of the 1994 Plan by the Committee, and all of its actions hereunder, are binding and conclusive on all persons for all purposes.

     The number of shares of Common Stock in respect of which options may be granted under the 1994 Plan shall not exceed 700,000 shares. In the event of certain changes in the Company's capitalization or structure, an appropriate adjustment shall be made by the Compensation Committee in the number, kind or exercise price of shares as to which options may thereafter be granted and as to shares covered by unexercised outstanding options.

     Each option granted under the 1994 Plan shall be evidenced by a written agreement ("Option Agreement") in a form approved by the Compensation Committee and executed by the Company and the Employee to whom the Stock Option is granted ("Optionee"). Stock Options are exercisable at such time(s) and are subject to such terms and conditions as may be set forth in the Option Agreement between the Employee and the Company.

     The purchase price of shares of Common Stock subject to each Stock Option which is intended to qualify as Incentive Stock Options shall be equal to the fair market value of such shares (110% of fair market value in the case of a holder of more than 10% of the Company's Common Stock) on the date of grant of such Stock Option. The purchase price of any Stock Option which shall not qualify as an incentive stock option shall be determined by the Compensation Committee, but shall not be less than the fair market value of the Common Stock in the case of a Stock Option granted to an individual who is a "covered employee" under 162(m) of the Code. The fair market value of such shares is the closing price of the Common Stock on the last preceding day prior to the date of grant on which the Common Stock was traded.

     Stock Options granted under the 1994 Plan may be exercised, to the extent vested, by the Optionee by payment of the full purchase price therefor in cash, by cashier's or certified check or by surrender of outstanding shares of the Company's Common Stock. Options granted to an Employee are not transferable during the individual's lifetime, and may be transferred in the event of death only by will or the laws of descent and distribution.

     Each option granted under the 1994 Plan shall set forth a termination date thereof, which shall be not later than 10 years (5 years in the case of a holder of more than 10% of the Company's Common Stock) from the date such option is granted subject to earlier termination or forfeiture as set forth below, or as otherwise set forth in each particular Option Agreement.

     Unless earlier terminated by the Board, the 1994 Plan shall terminate on December 31, 2004. The Board may at any time amend the 1994 Plan provided, however, that no amendment or modification may be adopted without approval of the shareholders which would (1) materially increase the benefits accruing to Employees under the 1994 Plan, (2) materially increase the number of securities which may be issued under the 1994 Plan (except for adjustments due to a change in capitalization), or (3) materially modify the requirements as to eligibility for participation in the 1994 Plan.

     Future participants in the 1994 Plan and the amounts of their allotments are to be determined by the Compensation Committee subject to any restrictions outlined above. Since no such determinations have yet been made, it is not possible to state the terms of any individual awards which may be issued under the 1994 Plan or the names or positions of or respective amounts of the allotment to any individual who may participate.

FEDERAL INCOME TAX CONSEQUENCES APPLICABLE TO THE 1994 PLAN

     Based on current provisions of the Code, and the existing regulations thereunder, the anticipated federal income tax consequences with respect to options granted under the 1994 Plan are as described below.

     Incentive Stock Options. No taxable income is recognized by a person who is granted an Incentive Stock Option under the 1994 Plan upon the grant or exercise of the Incentive Stock Option. Correspondingly, the Company is not entitled to an income tax deduction as the result of the grant or exercise of an Incentive Stock Option.

     Any gain or loss resulting from the subsequent sale of shares of Common Stock acquired upon exercise of any Incentive Stock Option will be long-term capital gain or loss if the sale is made after the later of:

          1. Two years from the date of the grant of the Incentive Stock Option; or

          2. One year from the date of the exercise ("Exercise Date") of the Incentive Stock Option.

     If the subsequent sale of Common Stock is made prior to the expiration of the holding periods ("Disqualifying Disposition"), the Optionee will generally recognize ordinary income in the year of the sale of the Common Stock in an amount equal to the difference between the exercise price of the Stock Option (the "Option Price") and the fair market value of the shares of Common Stock on the Exercise Date. The Company will be entitled to an income tax deduction equal to the amount taxable to the Optionee. Any excess gain recognized by the Optionee upon the Disqualifying Disposition would be taxable as a capital gain, either as long-term or short-term depending upon whether the shares of Common Stock have been held for more than one year prior to the Disqualifying Disposition.

     The amount by which the Fair Market Value (determined on the Exercise Date) of the shares of Common Stock purchased upon exercise of an Incentive Stock Option exceeds the Option Price constitutes an item of tax preference that may be subject to alternative minimum tax in the year that the Incentive Stock Option is exercised, depending on the facts and circumstances involved.

     NonQualified Stock Options. Generally, no taxable income will be recognized by the Optionee and the Company will not be entitled to a deduction at the time of the grant of a Nonqualified Stock Option. Upon the exercise of a Nonqualified Stock Option, the Optionee generally will recognize ordinary income, and the Company will be entitled to an income tax deduction, in the amount by which the fair market value of the shares of Common Stock issued to the Optionee at the time of the exercise exceeds the Option Price. This income constitutes "wages" with respect to which the Company is required to deduct and withhold federal income tax.

     Upon the subsequent disposition of shares of Common Stock acquired upon the exercise of a Nonqualified Stock Option, the Optionee will recognize capital gain or loss in an amount equal to the difference between the proceeds received upon disposition and the fair market value of the shares on the Exercise Date. If the shares have been held for more than one year at the time of the disposition, the capital gain or loss will be long-term.

     The foregoing summary of the effects of federal income taxation upon Optionees and the Company with respect to shares of Common Stock issued under the 1994 Plan does not purport to be complete and reference is made to the applicable provisions of the Code.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE AMENDMENT TO THE 1994 STOCK OPTION PLAN.

                    PROPOSAL 3 -- ADOPTION OF THE COMPANY'S
                          EMPLOYEE STOCK PURCHASE PLAN

     At the 1996 Annual Meeting, the shareholders will be asked to approve the adoption of the Company's Employee Stock Purchase Plan (the "ESP Plan"). Such approval will require the affirmative vote of a majority of the voting power of all outstanding shares of the Company's Common Stock present or represented and entitled to vote at the 1996 Annual Meeting. On October 1, 1996, the Board adopted, subject to shareholder approval as described herein, the ESP Plan. The ESP Plan is briefly summarized below, but these descriptions are subject to and qualified in their entirety by the full text of the ESP Plan, which is attached as Appendix 2 to this Proxy Statement.

     The ESP Plan is an employee stock purchase plan under Code Section 423. The ESP Plan allows employees to purchase the Company's Common Stock from the Company at a discount, without being subject to tax until they sell the stock, and without having to pay any brokerage commissions with respect to the purchases. The effective date of the ESP Plan is October 1, 1996. The purpose of the ESP Plan is to promote the interests of the Company and its shareholders by enabling the Company to offer an opportunity for employees to acquire an equity interest in the Company. The ESP Plan is administered by the Compensation Committee.

     Employees who have worked for the Company for six months (24 complete weeks of employment with the Company, not necessarily consecutive, in any 26 week period, determined after aggregating all separate periods of employment in such 26 week period) of employment are eligible to participate in the ESP Plan. Employees of the Company's subsidiaries are eligible to participate in the ESP Plan. However, employees who directly or indirectly own five percent (5%) or more of the combined voting power or value of all classes of stock of the Company or a subsidiary may not participate in the ESP Plan.

     Employees will be granted the right to purchase Common Stock ("Purchase Right") at the end of a fixed period ("Purchase Right Period"). Employees can commence participation only on the first day of a Purchase Right Period. There are four Purchase Right Periods: (i) February 1 -- April 30; (ii) May 1 -- July 31; (iii) August 1 -- October 31; and (iv) November 1 -- January 31. The first Purchase Right Period will be December 1, 1996 -- January 31, 1997. Employees may not sell or otherwise transfer their Purchase Rights.

     Prior to the beginning of the Purchase Right Period, employees may elect to contribute amounts to the ESP Plan to purchase Common Stock. Employees must designate a fixed dollar amount (not a percentage of compensation) which cannot be increased or decreased during the Purchase Right Period, except that employees may elect to stop contributing to the ESP Plan at any time. The maximum amount an employee can contribute to the ESP Plan is $6,250 during a Purchase Right Period and $25,000 during a calendar year. The minimum contribution per month is eighty dollars ($80).

     Employee contributions can be made by means of payroll withholding in equal amounts over the entire Purchase Right Period, and/or by means of a cash lump sum contribution to the ESP Plan at the beginning of the Purchase Right Period.

     The amount to be paid for the Common Stock under the ESP Plan is the lesser of (a) 100% of the last reported sale price by the Nasdaq National Market System (the "Fair Market Value") of the Common Stock on the first day of the Purchase Right Period, or (b) 85% of the Fair Market Value of the Common Stock on the last day at Purchase Right Period; provided, however, that the maximum number of shares that can be purchased is determined by dividing the amount that the participant elects to contribute by the Fair Market Value of a share of the Common Stock on the first day of the Purchase Right Period.

     A participant may elect to terminate his or her contributions to the ESP Plan and receive a refund of all of his or her contributions at any time prior to the last day of the Purchase Right Period by notifying the Company in writing. Upon the termination of his or her contributions to the ESP Plan, all amounts held in the employee's account shall be refunded to the employee no later than 90 days after the date of termination of the Purchase Right. Alternatively, employees who terminate their contributions can elect to leave their contributions in the ESP Plan to be used to purchase stock at the end of the Purchase Right Period.

     The maximum number of shares of Common Stock that can be purchased under the ESP Plan is 250,000, subject to adjustment in certain circumstances. The Common Stock issuable under the ESP Plan may be previously unissued or may have been reacquired by the Company in the open market.

     If the outstanding shares of Common Stock of the Company are increased, decreased, or exchanged for different securities through a reorganization, recapitalization, reclassification or other similar transaction, a proportionate adjustment will be made by the Compensation Committee in the number, price and kind of shares subject to outstanding Purchase Rights.

     The Company's Board may at any time amend or terminate the ESP Plan, except as to outstanding Purchase Rights. However, any amendment that relates to the class of individuals who may be participants or the aggregate number of shares granted under the ESP Plan must also be approved by the shareholders of the Company.

     If the Company ceases to be an independently publicly-owned corporation or upon the sale or other disposition of all or substantially all the assets of the Company, all Purchase Rights will be automatically exercised immediately before such event.

FEDERAL INCOME TAX CONSEQUENCES APPLICABLE TO THE ESP PLAN

     The following general discussion of the principal federal income tax considerations is based upon the statutes and regulations existing at the date of this document, both of which are subject to modification at any time. Participants should consult with their own tax advisors with respect to the tax consequences (both state and federal) of the exercise of Purchase Rights and the sale of Common Stock acquired upon the exercise of Purchase Rights, as those tax consequences relate to their own particular circumstances.

  Grant and Exercise

     The ESP Plan is intended to qualify as an "Employee Stock Purchase Plan" within the meaning of Code Section 423. The ESP Plan is not a tax-qualified retirement plan under Code Section 401(a) nor is it subject to the Employee Retirement Income Security Act of 1974 ("ERISA").

     As an Employee Stock Purchase Plan, participants will not recognize any income either at the time of the grant of the Purchase Rights or the time of the issuance of the shares of Common Stock upon the exercise of the Purchase Rights. Correspondingly, the Company will not be entitled to a federal income tax deduction as the result of the grant or the exercise of any Purchase Right.

  Taxation of Proceeds

     Capital Gains Treatment. Upon the subsequent sale or other disposition of Common Stock acquired upon the exercise of a Purchase Right, an employee will generally recognize long-term capital gain or loss if such sale is made after the later of:

          1. Two years from the first day of the Purchase Right Period; or

          2. One year from the last day of the Purchase Right Period.

     Ordinary Income If the participant sells or otherwise disposes of Common Stock prior to the expiration of the one- and two-year holding periods, the participant will generally recognize ordinary income in the year of sale or other disposition in an amount equal to the excess of (1) the fair market value of the share on the last day of the Purchase Right period over (2) the exercise price of the Purchase Right.

     The amount of ordinary income recognized by the participant will be added to the participant's basis in the Common Stock received upon exercise of the Purchase Right. Any remaining gain or loss recognized upon the disposition of the Common Stock will be short-or long-term capital gain or loss depending on whether the sale occurs more than one year following the last day of the Purchase Right Period in which the Common Stock was purchased.

     In the case of a premature disposition that triggers the gain or loss of ordinary income, Company will be entitled to a deduction equal to the amount of ordinary income taxable to the participant. Accordingly, the participant is required to notify Company in the event of such a premature disposition.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ADOPTION OF THE EMPLOYEE STOCK PURCHASE PLAN.

                PROPOSAL 4 -- RATIFICATION OF THE APPOINTMENT OF
                DELOITTE & TOUCHE LLP AS INDEPENDENT ACCOUNTANTS

     The Audit Committee of the Board has selected Deloitte & Touche LLP as independent public accountants to audit the financial statements of the Company for fiscal 1997. Deloitte & Touche LLP served as the Company's independent public accountants for fiscal 1996. A member of that firm is expected to be present at the 1996 Annual Meeting, will have an opportunity to make a statement if so desired, and will be available to respond to appropriate questions. If the shareholders do not ratify the selection of Deloitte & Touche LLP, if it should decline to act or otherwise become incapable of acting, or if its employment is discontinued, the Audit Committee will appoint independent public accountants for fiscal 1997. Proxies solicited by the Board will be voted in favor of ratification unless shareholders specify otherwise.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR 1997.

                      COMPLIANCE WITH SECTION 16(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's directors and certain of its officers, and persons who own more than 10% of a registered class of the Company's equity securities (collectively, "Insiders"), to file reports of ownership and changes in ownership with the Commission. Insiders are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5s were required for those persons, the Company believes that its Insiders complied with all applicable Section 16(a) filing requirements for fiscal 1996, with the exception of Mr. Piraino who filed a late Form 4 for one transaction.

                                 OTHER BUSINESS

     The Company is not aware of any other business to be presented at the 1996 Annual Meeting. All shares represented by Company proxies will be voted in favor of the proposals of the Company described herein unless otherwise indicated on the form of proxy. If any other matters properly come before the meeting, Company proxy holders will vote thereon according to their best judgment.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

     Any shareholder who wishes to present a proposal for action at the 1997 Annual Meeting and who wishes to have it set forth in the corresponding proxy statement and identified in the corresponding form of proxy prepared by management must notify the Company no later than July 22, 1997 in such form as required under the rules and regulations promulgated by the Commission.

                                 ANNUAL REPORTS

     A COPY OF THE 1996 ANNUAL REPORT TO SHAREHOLDERS (WHICH INCLUDES THE COMPANY'S ANNUAL REPORT ON FORM 10-K) IS BEING MAILED TO EACH SHAREHOLDER OF RECORD TOGETHER WITH THIS PROXY STATEMENT. THE COMPANY HAS ALSO FILED WITH THE COMMISSION ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JULY 31, 1996. THIS REPORT CONTAINS INFORMATION CONCERNING THE COMPANY AND ITS OPERATIONS. A COPY OF THIS REPORT WILL BE FURNISHED TO SHAREHOLDERS WITHOUT CHARGE UPON REQUEST IN WRITING TO MICHAEL A. PIRAINO AT 4400 MACARTHUR BOULEVARD, SUITE 600, NEWPORT BEACH, CALIFORNIA 92660. SUCH REPORTS ARE NOT A PART OF THE COMPANY'S SOLICITING MATERIAL.

                            PROXIES AND SOLICITATION

     Proxies for the 1996 Annual Meeting are being solicited by mail directly and through brokerage and banking institutions. The Company will pay all expenses in connection with the solicitation of proxies. In addition to the use of mails, proxies may be solicited by Directors, officers and regular employees of the Company personally or by telephone. The Company will reimburse banks, brokers custodians, nominees and fiduciaries for any reasonable expenses in forwarding proxy materials to beneficial owners.

     All shareholders are urged to complete, sign and promptly return the enclosed proxy card.

                                          By Order of the Board of Directors

                                          MICHAEL A. PIRAINO
                                          Secretary
Newport Beach, California
November 19, 1996

                                   APPENDIX-1

                     DATA PROCESSING RESOURCES CORPORATION
                       1994 STOCK OPTION PLAN, AS AMENDED

1.  PURPOSE.

     This Data Processing Resources Corporation 1994 Stock Option Plan, as amended (the "Plan") is intended to allow employees, directors, officers and consultants (all of whom are sometimes hereinafter referred to collectively as "Employees", even though some, particularly directors, may not be employees) of Data Processing Resources Corporation, a California corporation ("DPRC"), and Subsidiaries which it may have from time to time (DPRC and such Subsidiaries being together referred to herein as the "Company") to receive certain options ("Stock Options") to purchase DPRC's common stock (the "Common Stock"), as herein provided. "Subsidiary" shall mean each corporation which is a "subsidiary corporation" of DPRC, within the definition contained in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"). "Parent" shall mean each corporation which is a "parent corporation" of DPRC, within the definition contained in Section 424(e) of the Code. The purpose of the Plan is to provide Employees with additional incentives to make significant and extraordinary contributions to the long-term performance and growth of the Company and to attract and retain Employees of exceptional ability.

2.  ADMINISTRATION.

     2.1 The Plan shall be administered by the entire Board of Directors of DPRC (the "Board"), or by a Compensation Committee consisting of two (2) or more Board members (the Board, or if applicable, the Compensation Committee administering the Plan shall hereinafter be referred to as the "Committee"). The members of the Committee must qualify as "outside directors" under Section 162(m) of the Code and "disinterested directors" under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the extent that those provisions apply. The Committee shall select one of its members as Chairman and shall act by vote of a majority of a quorum, or by unanimous written consent. A majority of its members shall constitute a quorum; provided, however, that no member of the Committee or the Board shall be entitled to vote upon the granting of Stock Options to himself or herself. The Committee shall be governed by the provisions of DPRC's Bylaws and of California law applicable to the Board, except as otherwise provided herein or determined by the Board.

     2.2 The Committee shall have full and complete authority, in its discretion, but subject to the express provisions of the Plan: to approve the employees, directors, officers and/or consultants of the Company (all of whom are sometimes hereinafter referred to collectively as "Employees", even though some, particularly directors, may not be employees) nominated by the management of the Company to be granted Stock Options; to determine the number of Stock Options to be granted to an Employee; to determine the time or times at which Stock Options shall be granted; to establish the terms and conditions upon which Stock Options may be exercised; to establish the terms and conditions upon which Stock Options may vest; to remove or adjust any restrictions and conditions upon Stock Options; to specify, at the time of grant, provisions relating to exercisability of Stock Options and to accelerate, extend or otherwise modify the exercisability of any Stock Options; and to adopt such rules and regulations and to make all other determinations deemed necessary or desirable for the administration of the Plan. All interpretations and constructions of the Plan by the Committee, and all of its actions hereunder, shall be binding and conclusive on all persons for all purposes.

     2.3 The Company hereby agrees to indemnify and hold harmless each Committee member and each Employee, and the estate and heirs of such Committee member or Employee, against all claims, liabilities, expenses, penalties, damages or other pecuniary losses, including legal fees incurred by such Committee member or employee, which such Committee member or Employee, his or her estate or heirs may suffer as a result of his or her responsibilities, obligations or duties in connection with the Plan, to the extent that insurance, if any, does not cover the payment of such items, unless the losses are due to the individual's gross negligence, willful misconduct or lack of good faith. The Company will have the right to select counsel and to

                                      A1-1
control the prosecution or defense of the suit. The Company will not be required to indemnify any individual for any amount incurred through any settlement unless the Company consents in writing to the settlement.

3.  ELIGIBILITY AND PARTICIPATION.

     Employees eligible under the Plan shall be approved by the Committee from those Employees who, in the opinion of the management of the Company, are in positions which enable them to make significant and extraordinary contributions to the long-term performance and growth of the Company. In selecting Employees to whom Stock Options may be granted, consideration shall be given to factors such as employment position, duties and responsibilities, ability, productivity, length of service, morale, interest in the Company and recommendations of supervisors.

4.  GRANTS.

     The Committee may grant Stock Options in such amounts, at such times, and to such Employees nominated by the management of the Company as the Committee, in its discretion, may determine. Stock Options granted under the Plan shall constitute "incentive stock options" within the meaning of Section 422 of the Code, if so designated by the Committee on the date of grant. The Committee shall also have the discretion to grant Stock Options which do not constitute incentive stock options and any such Stock Options shall be designated nonstatutory stock options by the Committee on the date of grant. However, incentive stock options may only be granted to employees of the Company. The aggregate fair market value (determined as of the time an incentive stock option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by any Employee during any one calendar year (under all plans of DPRC and any Parent or Subsidiary of DPRC) may not exceed the maximum amount permitted under Section 422 of the Code (currently $100,000.00). Nonstatutory stock options shall not be subject to the limitations relating to incentive stock options contained in the preceding sentence. Each Stock Option shall be evidenced by a written agreement (the "Option Agreement") in a form approved by the Committee, which shall be executed on behalf of the Company and by the Employee to whom the Stock Option is granted. If a Stock Option expires, terminates or is cancelled for any reason without having been exercised in full, the shares of Common Stock not purchased thereunder shall again be available for purposes of the Plan.

5.  PURCHASE PRICE.

     The purchase price (the "Exercise Price") of shares of Common Stock subject to each Stock Option ("Option Shares") which are intended to qualify as an incentive stock option within the meaning of Section 422(b) of the Code shall be equal to the fair market value ("Fair Market Value") of such shares on the date of grant of such Stock Option. Notwithstanding the foregoing, the Exercise Price of Option Shares subject to an incentive stock option granted to an Employee who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of DPRC or of any Parent or Subsidiary (after taking into account the constructive ownership rules of Section 424(d) of the Code) shall be at least equal to 110% of the Fair Market Value of such shares on the date of grant of such Stock Option. The Fair Market Value of a share of Common Stock on any date shall be equal to the closing price of the Common Stock for the last preceding day on which DPRC's shares were traded, and the method for determining the closing price shall be determined by the Committee; provided, however, that if the Common Stock is not then traded on an exchange, through an automated quotation system or otherwise in a manner determined by the Committee suitable for determining the Fair Market Value, the Committee shall determine the Fair Market Value in its reasonable judgment. The Exercise Price of any Stock Option which shall not qualify as an incentive stock option shall be determined by the Committee, but shall not be less than the Fair Market Value of the Common Stock in the case of Option Shares granted to an individual who is a "covered employee" as that term is defined in Code Section 162(m).

6.  OPTION PERIOD.

     The Stock Option period (the "Term") shall commence on the date of grant of the Stock Option and shall be ten years or such shorter period as is determined by the Committee. Notwithstanding the foregoing,

                                      A1-2
the Term of an incentive stock option granted to an Employee who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of DPRC or of any Parent or Subsidiary (after taking into account the constructive ownership rules of Section 424(d) of the Code) shall not exceed five years. Each Stock Option shall provide that it is exercisable over its term in such periodic installments as the Committee in its sole discretion may determine. Such provisions need not be uniform. Notwithstanding the foregoing, but subject to the provisions of paragraph 2.2, Stock Options granted to Employees who are subject to the reporting requirements of Section 16(a) of the Exchange Act ("Section 16 Reporting Persons") shall not be exercisable until at least six months and one day from the date the Stock Option is granted. If an Employee shall not in any period purchase all of the Option Shares which the Employee is entitled to purchase in such period, the Employee may purchase all or any part of such Option Shares at any time prior to the expiration of the Stock Option.

7.  EXERCISE OF OPTIONS.

     7.1 Each Stock Option may be exercised in whole or in part (but not as to fractional shares) by delivering it for surrender or endorsement to the Company, attention of the Chief Financial Officer, at the principal office of the Company, together with payment of the Exercise Price and an executed Notice and Agreement of Exercise in the form prescribed by paragraph 7.2. Payment may be made in cash, by cashier's or certified check, or by surrender of outstanding shares of the Company's Common Stock valued pursuant to paragraph 5 (if the Committee authorizes payment in stock).

     7.2 Exercise of each Stock Option is conditioned upon the agreement of the Employee to the terms and conditions of this Plan and of such Stock Option as evidenced by the Employee's execution and delivery of a Notice and Agreement of Exercise in a form to be determined by the Committee in its discretion. Such Notice and Agreement of Exercise shall set forth the agreement of the Employee that: (a) no Option Shares will be sold or otherwise distributed in violation of the Securities Act of 1933, as amended (the "Securities Act"), or any other applicable federal or state securities laws; (b) each Option Share certificate may be imprinted with legends reflecting any applicable federal and state securities law restrictions and conditions; (c) the Company may comply with said securities law restrictions and issue "stop transfer" instructions to its Transfer Agent and Registrar without liability; (d) if the Employee is a Section 16 Reporting Person, the Employee will furnish to the Company a copy of each Form 4 or Form 5 filed by said Employee and will timely file all reports required under federal securities laws; and (e) the Employee will report all sales of Option Shares to the Company in writing on a form prescribed by the Company.

     7.3 No Stock Option shall be exercisable unless and until any applicable registration or qualification requirements of federal and state securities laws, and all other legal requirements, have been fully complied with. The Company will use reasonable efforts to maintain the effectiveness of a Registration Statement under the Securities Act for the issuance of Stock Options and shares acquired thereunder, but there may be times when no such Registration Statement will be currently effective. The exercise of Stock Options may be temporarily suspended without liability to the Company during times when no such Registration Statement is currently effective, or during times when, in the reasonable opinion of the Committee, such suspension is necessary to preclude violation of any requirements of applicable law or regulatory bodies having jurisdiction over the Company. If any Stock Option would expire for any reason except the end of its term during such a suspension, then if exercise of such Stock Option is duly tendered before its expiration, such Stock Option shall be exercisable and exercised (unless the attempted exercise is withdrawn) as of the first day after the end of such suspension. The Company shall have no obligation to file any Registration Statement covering resales of Option Shares.

     7.4 Notwithstanding anything contained herein to the contrary,

          7.4.1 Stock Options granted hereunder may be exercisable by the Optionee in the amounts and at such time as shall be determined by the Committee at the time the Stock Options are granted.

          7.4.2 The Committee, with prior approval of the Board, may authorize the Company to lend, to an Employee who shall desire to exercise his or her options granted hereunder, an amount up to and including the exercise price of such options, such loan to be evidenced by a promissory note issued by said

                                      A1-3

     Employee and secured by the Common Stock purchased by said Employee in exercising his or her Stock Options.

8.  SERVICE REQUIREMENTS.

     Except as provided in paragraph 10 below, an Employee may not exercise a Stock Option unless from the date of grant to the date of exercise such Employee remains continuously in the service of the Company. For purposes of this Paragraph 8, the period of continuous service of an Employee with the Company shall be deemed to include (without extending the term of the Stock Option) any period during which such Employee is on leave of absence with the consent of the Company, provided that such leave of absence shall not exceed ninety (90) days, unless the Employee's rights to reemployment are guaranteed by statute or contract. However, an Employee will not be considered to have incurred a severance of employment because of a transfer of employment between DPRC and a Subsidiary or Parent (or vice versa). If such Employee fails to return to the service of the Company at the expiration of such leave of absence, such Employee's service with the Company shall be deemed terminated as of the date such leave of absence commenced. For purposes of this paragraph 8, an Employee who is a consultant to the Company shall be considered to be in continuous employment as long as the Employee continues performing services for the Company.

9.  RESTRICTIONS ON TRANSFER.

     Each Stock Option granted under this Plan shall be transferable only by will or the laws of descent and distribution. No interest of any Employee under the Plan shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. Each Stock Option granted under this Plan shall be exercisable during an Employee's lifetime only by such Employee.

10.  TERMINATION OF EMPLOYMENT.

     10.1 Upon an Employee's Retirement, Disability or death, all Stock Options to the extent then presently exercisable shall remain in full force and effect and may be exercised prior to the earlier to occur of (i) the expiration of a period of ninety (90) days thereafter or (ii) the expiration at the end of the fixed term of said Stock Options, except that, in the case of disability, the foregoing ninety (90) day period shall be increased to one (1) year. Unless otherwise provided by the Committee, all Stock Options to the extent not then presently exercisable by such Employee shall terminate as of the date of such termination of service with the Company and shall not be exercisable thereafter.

     10.2 Upon the termination of the Employee's service with the Company for any reason other than the reasons set forth in paragraph 10.1 hereof, unless otherwise provided by the Committee, (a) all Stock Options to the extent then presently exercisable by such Employee shall remain exercisable only for a period of ninety (90) days after the date of such termination of service and may be exercised pursuant to the provisions thereof, including expiration at the end of the fixed term thereof, and (b) all Stock Options to the extent not then presently exercisable by such Employee shall terminate as of the date of such termination of service and shall not be exercisable thereafter.

     10.3 For purposes of this Plan:

          10.3.1 "Retirement" shall mean an Employee's retirement from service with the Company on or after the date on which such Employee attains the age of sixty-five (65) years; and

          10.3.2 "Disability" shall mean the total and permanent disability of an Employee in accordance with Section 22(e)(3) of the Code. An individual is permanently and totally disabled if the Employee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. An individual shall not be considered to be permanently and totally disabled unless the Employee furnishes proof of the existence thereof in such form and manner, and at such times, as designated by the Committee.

                                      A1-4

11.  ADJUSTMENTS UPON CHANGE IN CAPITALIZATION.

     11.1 The number and class of shares subject to each outstanding Stock Option, the Exercise Price thereof (but not the total price), the maximum number of Stock Options that may be granted under the Plan, and the minimum number of shares as to which a Stock Option may be exercised at any one time, shall be proportionately adjusted in the event of any increase or decrease in the number of the issued shares of Common Stock which results from a split-up or consolidation of shares, payment of a stock dividend, a recapitalization (other than the conversion of convertible securities according to their terms), a combination of shares or other like capital adjustment, so that upon exercise of the Stock Option, the Employee shall receive the number and class of shares such Employee would have received had such Employee been the holder of the number of shares of Common Stock for which the Stock Option is being exercised upon the date of such change or increase or decrease in the number of issued shares of the Company.

     11.2 Upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which DPRC is not the surviving corporation, or in which DPRC survives as a wholly-owned subsidiary of another corporation, or upon a sale of all or substantially all of the property of the Company to another corporation, or any dividend or distribution to shareholders, adequate adjustment or other provisions shall be made by the Company or other party to such transaction so that there shall remain and/or be substituted for the Option Shares provided for herein, the shares, securities or assets which would have been issuable or payable in respect of or in exchange for such Option Shares then remaining, as if the Employee had been the owner of such shares as of the applicable date. Any securities so substituted shall be subject to similar successive adjustments.

12.  WITHHOLDING TAXES.

     The Company shall have the right at the time of exercise of any Stock Option to make adequate provision for any federal, state, local or foreign taxes which it believes are or may be required by law to be withheld with respect to such exercise ("Tax Liability"), to ensure the payment of such Tax Liability. The Company may provide for the payment of any Tax Liability by any of the following means or a combination of such means, as determined by the Committee in its sole and absolute discretion in the particular case: (i) by requiring the Employee to tender a cash payment to the Company; (ii) by withholding from the Employee's compensation; (iii) by withholding from the Option Shares which would otherwise be issuable upon exercise of the Stock Option.

13.  RELATIONSHIP TO OTHER EMPLOYEE BENEFIT PLANS.

     Income recognized by an Employee as the result of the exercise of Stock Options granted hereunder shall not be deemed to be salary or other compensation to any Employee for purposes of any pension, thrift, profit-sharing, stock purchase or any other employee benefit plan now maintained or hereafter adopted by the Company.

14.  AMENDMENTS AND TERMINATION.

     The Board of Directors may at any time suspend, amend or terminate this Plan. No amendment or modification of this Plan may be adopted, except subject to shareholder approval, which would: (a) materially increase the benefits accruing to Employees under this Plan; (b) materially increase the number of securities which may be issued under this Plan (except for adjustments pursuant to paragraph 11 hereof); or (c) materially modify the requirements as to eligibility for participation in the Plan.

15.  SUCCESSORS IN INTEREST.

     The provisions of this Plan and the actions of the Committee shall be binding upon all heirs, successors and assigns of the Company and of Employees.

                                      A1-5

16.  OTHER DOCUMENTS.

     All documents prepared, executed or delivered in connection with this Plan shall be, in substance and form, as established and modified by the Committee or by persons under its direction and supervision; provided, however, that all such documents shall be subject in every respect to the provisions of this Plan, and in the event of any conflict between the terms of any such document and this Plan, the provisions of this Plan shall prevail. All Stock Options granted under the Plan shall be evidenced by written agreements executed by the Company and the Employees to whom the Stock Options have been granted. Each agreement shall specify whether a Stock Option is an incentive stock option or a nonstatutory stock option.

17.  NO OBLIGATION TO CONTINUE ENGAGEMENT.

     This Plan and grants hereunder shall not impose any obligation on the Company to continue to engage the services of any Employee. Moreover, no provision of this Plan or any document executed or delivered pursuant hereto shall be deemed modified in any way by any employment contract or other engagement agreement between an Employee and the Company.

18.  MISCONDUCT OF AN EMPLOYEE.

     Notwithstanding any other provision of this Plan, if an Employee commits fraud or dishonesty toward the Company or wrongfully uses or discloses any trade secret, confidential data or other information proprietary to the Company, or intentionally takes any other action materially inimical to the best interests of the Company, as determined by the Committee, in its sole and absolute discretion, such Employee shall forfeit all rights and benefits under this Plan.

19.  TERM OF PLAN.

     This Plan was adopted by the Board effective January 1, 1994, and was amended as of January 15, 1996. No Stock Option may be granted under this Plan after December 31, 2004.

20.  GOVERNING LAW.

     This Plan shall be construed in accordance with, and governed by, the laws of the State of California.

21.  SHAREHOLDER APPROVAL.

     No Stock Option shall be exercisable unless and until the shareholders of the Company have approved this Plan, including the classes of individuals entitled to receive incentive stock options under the Plan and the aggregate number of shares of Common Stock that may be issued under the Plan, and all other legal requirements have been fully complied with.

22.  PRIVILEGES OF STOCK OWNERSHIP.

     The holder of a Stock Option shall not be entitled to the privileges of stock ownership as to any shares of the Company Common Stock not actually issued to such holder.

23.  COMMON STOCK SUBJECT TO PLAN.

     The total number of shares of Common Stock for which Stock Options may be granted under this Plan shall not exceed in the aggregate 1,250,000 shares of Common Stock, as such number may be adjusted from time to time in accordance with Section 11. The maximum number of shares that may be issued to a single Employee is 1,250,000.

                                      A1-6

                                   APPENDIX-2

                     DATA PROCESSING RESOURCES CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN

                                   ARTICLE I.
                           PURPOSE AND EFFECTIVE DATE

     The purpose of the Plan is to provide employment incentives for, and to encourage stock ownership by, Employees of Data Processing Resources Corporation or any Subsidiary who maintains the Plan in order to increase their proprietary interest in the success of the Company.

     The effective date of the Plan is October 1, 1996.

                                  ARTICLE II.
                                  DEFINITIONS

     Whenever capitalized in the text, the following terms shall have the meanings set forth below.

     1. "ACCOUNT" shall mean the account established pursuant to Section 3.5 to hold a Participant's contributions to the Plan.

     2. "BOARD" shall mean the Board of Directors of Data Processing Resources Corporation.

     3. "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     4. "COMMITTEE" shall mean the Board of Data Processing Resources Corporation or a committee designated by the Board to administer the Plan. The Board may appoint and remove members of the Committee at any time.

     5. "COMMON STOCK" shall mean the common stock of Data Processing Resources Corporation.

     6. "COMPANY" shall mean Data Processing Resources Corporation, a California corporation, as well as any Subsidiary whose employees participate in the Plan with the consent of the Board.

     7. "EMPLOYEE" shall mean any person who is treated as an employee of the Company for purposes of the Code, including, but not limited to, all technical consultants who are treated as employees of the Company. This term does not include members of the Board unless they are employed by the Company in a position in addition to their duties as directors.

     8. "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

     9. "FAIR MARKET VALUE" of Common Stock shall be determined in accordance with the following rules.

          1. If the Common Stock is admitted to trading or listed on a national securities exchange, Fair Market Value shall be the last reported sale price regular way, or if no such reported sale takes place on that day, the average of the last reported bid and ask prices regular way, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed.

          2. If not listed or admitted to trading on any national securities exchange, Fair Market Value shall be the last sale price on that day of the Common Stock reported on the Nasdaq National Market of the Nasdaq Stock Market ("Nasdaq National Market") or, if no such reported sale takes place on that day, the average of the closing bid and ask prices on that day.

          3. If not included in the Nasdaq National Market, Fair Market Value shall be the average of the closing bid and ask prices of the Common Stock on that day reported by the Nasdaq Stock Market, or any comparable system on that day.

          4. If the Common Stock is not included in the Nasdaq Stock Market or any comparable system, Fair Market Value shall be the closing bid and ask prices on that day as furnished by any member of the

                                      A2-1

     National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose.

     10. "PARTICIPANT" shall mean an Employee who has been granted a Purchase Right under the Plan.

     11. "PLAN" shall mean the Data Processing Resources Corporation Employee Stock Purchase Plan.

     12. "PURCHASE RIGHT" shall mean a right to purchase Common Stock granted pursuant to the Plan.

     13.  "PURCHASE RIGHT PERIOD" shall mean the following periods:

          1. February 1 through April 30;

          2. May 1 through July 31;

          3. August 1 through October 31; and

          4. November 1 through January 31.

     Notwithstanding the above, the first Purchase Right Period shall commence on December 1, 1996 and shall end on January 31, 1997.

     14.  "SHAREHOLDERS" shall mean the holders of Common Stock.

     15. "SUBSIDIARY" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

                                  ARTICLE III.
                         ELIGIBILITY AND PARTICIPATION

     1.  ELIGIBILITY.

     1. All Employees who have worked for the Company for six (6) months are eligible to participate in the Plan. For this purpose, an employee will be considered to have worked for the Company for six (6) months if he or she has completed at least twenty-four (24) complete weeks of employment with the Company, not necessarily consecutive, in any twenty-six (26) week period, aggregating all separate periods of employment in such twenty-six (26) week period.

     2. No Employee may be granted a Purchase Right if the Employee would immediately thereafter own, directly or indirectly, five percent (5%) or more of the combined voting power or value of all classes of stock of the Company or of a Subsidiary. For this purpose, an Employee's ownership interest shall be determined in accordance with the constructive ownership rules of Code Section 424(d).

     2.  PAYROLL WITHHOLDING.

     1. Employees who have satisfied the eligibility conditions of Section 3.1 above may enroll as Participants by executing prior to the commencement of each Purchase Right Period a form provided by the Committee on which they designate:

          a. The dollar amount (not a percentage of compensation) to be deducted from their paychecks and contributed to their Accounts for the purchase of Common Stock, which shall not be less than twenty dollars ($20) per week or eighty dollars ($80) per month; and/or

          b. The amount of funds, if any, which they will deposit at the beginning of the Purchase Right Period for the purchase of Common Stock.

     2. Once chosen, the rate of contributions for a Purchase Right Period cannot be decreased or increased without terminating the Purchase Right. However, pursuant to rules and procedures prescribed by the Committee, a Participant may make additional contributions to make up any contributions that he or she

                                      A2-2
failed to make while on a leave of absence if the Participant returns to active employment and contributes those amounts before the end of the Purchase Right Period.

     3.  LIMITATIONS.

     1. Notwithstanding anything herein to the contrary, a Participant may not accrue a right to purchase shares of Common Stock under the Plan at a rate that exceeds six thousand two hundred fifty dollars ($6,250) per Purchase Right Period or twenty-five thousand dollars ($25,000) per calendar year, determined in accordance with Code Section 423(b)(8). No proration of the twenty-five thousand dollar ($25,000) amount is required if the Plan was not in existence for entire calendar year.

     2. The twenty-five thousand dollar ($25,000) limitation shall apply to the Participant's right to purchase Common Stock under the Plan and under all other employee stock purchase plans described in Code Section 423 that are maintained by the Company and its Subsidiaries.

     3. These dollar limitations apply to the Fair Market Value of Common Stock determined at the time the Purchase Right is granted.

     4.  GRANTING OF PURCHASE RIGHTS.

     1. Upon the Employee's completion and return of the enrollment form, the Committee will, at the commencement of the Purchase Right Period, grant a Purchase Right to allow the Participant to purchase the number of whole shares of Common Stock calculated by:

          a. Multiplying the dollar amount of the deduction designated by the Participant by the number of payroll periods in the Purchase Right Period;

          b. Adding the result to the amount of funds (if any) to be deposited by the Participant with the Plan at the beginning of the Purchase Right Period (including amounts rolled over from the previous Purchase Right Period pursuant to Section 4.2(d) below); and

          c. Dividing this sum by the Fair Market Value of a share of Common Stock on the first day of the Purchase Right Period.

     2. Notwithstanding the provisions of Paragraph (a) above, the price at which each share covered by a Purchase Right will be purchased will in all instances be the lesser of:

          a. One hundred percent (100%) of the Fair Market Value of a share of Common Stock on the first day of the applicable Purchase Right Period; or

          b. Eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the last day of that Purchase Right Period.

     3. In no event will the provisions of Paragraph (b) increase the number of shares that can be purchased pursuant to the provisions of Paragraph (a) above. Any Participant contributions in excess of those needed to purchase the maximum number of shares determined under Paragraph (a) above will either be applied to the next Purchase Right Period or be refunded, pursuant to the rules of Section 4.2(d) below.

     5.  ESTABLISHMENT OF ACCOUNTS.

     1. All amounts contributed by the Participant to the Plan (whether by means of payroll withholding or a lump sum advance contribution) will be deposited into a separate Account maintained for the Participant.

     2. No interest will be earned on any contributions.

     3. A Participant may not withdraw any amounts from his or her Account without terminating his or her Purchase Right for the applicable Purchase Right Period pursuant to Section 4.1 below.

                                      A2-3

                                  ARTICLE IV.
                                PURCHASE RIGHTS

     1.  TERMINATION OF PURCHASE RIGHTS.

     1. A Participant may withdraw from the Plan at any time prior to the last day of the Purchase Right Period by submitting written notice to the Company. The Participant's Purchase Right shall terminate upon his or her withdrawal from the Plan.

     2. A Purchase Right shall terminate automatically if the Participant holding the Purchase Right:

          a. Ceases to be employed by the Company for any reason for more than ninety (90) days; or

          b. Is on a leave of absence in excess of ninety (90) days, unless the Participant's rights to reemployment are guaranteed by statute or contract.

     3. Upon the termination of a Purchase Right, all amounts held in the Participant's Account shall be refunded to the Participant no later than ninety
(90) days after the date of termination.

     4. Notwithstanding the above provisions of this Section 4.1, in the event that a Participant ceases making contributions during a Purchase Right Period, the Participant may elect to leave his or her prior contributions in the Plan to be used to purchase Common Stock at the end of the Purchase Right Period. However, in no event can a Participant:

          a. Reduce (but not eliminate) his or her contributions during a Purchase Right Period; or

          b. Suspend his or her contributions and recommence making them in the same Purchase Right Period, unless due to a leave of absence.

     2.  EXERCISE OF PURCHASE RIGHTS.

     1. Unless previously terminated, Purchase Rights will be exercised automatically on the last day of the Purchase Right Period.

     2. Except as provided in Section 3.2(b) above, payment for shares to be purchased at the termination of the Purchase Right Period may only be made from funds:

          a. Deposited at the beginning of a Purchase Right Period; and/or

          b. Accumulated through payroll deductions made during the Purchase Right Period.

     3. If the amount in the Participant's Account at the end of the Purchase Right Period is insufficient to purchase all the shares covered by the Purchase Right granted to the Participant, those funds will be used to purchase as many whole shares as possible.

     4. If the balance of the Participant's Account on the date of purchase exceeds the purchase price of the whole number of shares to be acquired, the surplus shall be applied to the next Purchase Right Period, unless the Participant elects to receive a refund in accordance with rules and procedures prescribed by the Committee.

     5. The Company, at its option may either (i) issue stock certificates to each individual purchaser for the whole number of shares of Common Stock or (ii) issue one or more global stock certificates for the aggregate number of shares of Common Stock, and maintain records of the amount of Common Stock owned by each individual purchaser, as soon as practicable following the date of the exercise of the Purchase Right.

     3. TERMINATION EVENT. The following provisions of this Section 4.3 shall apply, notwithstanding anything herein to the contrary.

     1. A "Termination Event" shall be deemed to occur as a result of (i) a transaction in which the Company will cease to be an independent publicly-owned corporation or (ii) a sale or other disposition of all or substantially all the assets of the Company.

                                      A2-4

     2. All Purchase Rights shall be automatically exercised immediately preceding the Termination Event. In such an event, the Fair Market Value of the Common Stock on that date for purposes of Section 3.4(b)(ii) above shall be deemed to be the consideration paid for the Common Stock in the transaction.

     4. NON-TRANSFERABILITY OF PURCHASE RIGHTS. A Purchase Right may not be assigned or otherwise transferred by a Participant other than by will and the laws of descent and distribution. During the lifetime of the Participant, the Purchase Right may be exercised only by the Participant.

                                   ARTICLE V.
                                  COMMON STOCK

     1.  SHARES SUBJECT TO PLAN.

     1. The maximum number of shares of Common Stock which may be issued under the Plan is two hundred fifty thousand (250,000) shares, subject to adjustment under Section 5.2 below.

     2. If any outstanding Purchase Right is terminated for any reason prior to its exercise, the shares allocable to the Purchase Right may again become subject to purchase under the Plan.

     3. The Common Stock issuable under the Plan may be previously unissued or may have been reacquired by the Company in the open market (or otherwise).

     2. ADJUSTMENT UPON CHANGES IN CAPITALIZATION. A proportionate adjustment shall be made by the Committee in the number, price, and kind of shares subject to outstanding Purchase Rights if the outstanding shares of Common Stock are increased, decreased, or exchanged for different securities, through reorganization, recapitalization, reclassification, or other similar transaction (not constituting a Termination Event under Section 4.3 above).

                                  ARTICLE VI.
                              PLAN ADMINISTRATION

     1.  ADMINISTRATION.

     1. The Plan shall be administered by the Committee. The Committee shall have authority to:

          a. Interpret the Plan;

          b. Prescribe rules and procedures relating to the Plan; and

          c. Take all other actions necessary or appropriate for the administration of the Plan.

     2. A majority of the members of the Committee shall constitute a quorum, and any action shall constitute the action of the Committee if it is authorized by:

          a. A majority of the members present at any meeting; or

          b. All of the members in writing without a meeting.

     3. All decisions of the Committee shall be final and binding on all Participants.

     4. No member of the Committee shall be liable for any action or inaction made in good faith with respect to the Plan or any Purchase Right granted under it.

     2.  INDEMNIFICATION.

     1. To the maximum extent permitted by law, the Company shall indemnify each member of the Committee and every other member of the Board, as well as any other Employee with duties under the Plan, against all liabilities and expenses (including any amount paid in settlement or in satisfaction of a judgment)

                                      A2-5
reasonably incurred by the individual in connection with any claims against the individual by reason of the performance of the individual's duties under the Plan. This indemnity shall not apply, however, if:

          (i) It is determined in the action, lawsuit, or proceeding that the individual is guilty of gross negligence or intentional misconduct in the performance of those duties; or

          (ii) The individual fails to assist the Company in defending against any such claim.

     2. Notwithstanding the above, the Company shall have the right to select counsel and to control the prosecution or defense of the suit. Furthermore, the Company shall not be obligated to indemnify any individual for any amount incurred through any settlement or compromise of any action unless the Company consents in writing to the settlement or compromise.

                                  ARTICLE VII.
                           AMENDMENT AND TERMINATION

     1. AMENDMENT AND TERMINATION. The Board may amend or terminate the Plan at any time by means of written action, except with respect to outstanding Purchase Rights.

     2.  SHAREHOLDERS APPROVAL.

     1. No shares of Common Stock shall be issued under the Plan unless the Plan is approved by the Shareholders within twelve (12) months before or after the date of the adoption of the Plan by the Board.

     2. If the Plan is not approved by the Shareholders within that time period, the Plan and all Purchase Rights issued under the Plan will terminate and all contributions will be refunded to the Participants. The approval by the Shareholders must relate to:

          a. The class of individuals who may be Participants; and

          b. The aggregate number of shares to be granted under the Plan.

If either of those items are changed, the approval of the Shareholders must again be obtained.

                                 ARTICLE VIII.
                             MISCELLANEOUS MATTERS

     1. UNIFORM RIGHTS AND PRIVILEGES. The rights and privileges of all Participants under the Plan shall be the same.

     2. APPLICATION OF PROCEEDS. The proceeds received by the Company from the sale of Common Stock pursuant to Purchase Rights may be used for any corporate purpose.

     3. NOTICE OF DISQUALIFYING DISPOSITION. A Participant must notify the Company if the Participant disposes of stock acquired pursuant to the Plan prior to the expiration of the holding periods required to qualify for long-term capital gains treatment on the sale.

     4.  NO ADDITIONAL RIGHTS.

     1. Neither the adoption of this Plan nor the granting of any Purchase Right shall:

          a. Affect or restrict in any way the power of the Company to undertake any corporate action otherwise permitted under applicable law; or

          b. Confer upon any Participant the right to continue to be employed by the Company, nor shall it interfere in any way with the right of the Company to terminate the employment of any Participant at any time, with or without cause.

                                      A2-6

     2. No Participant shall have any rights as a Shareholder with respect to shares covered by a Purchase Right until the time at which the Fair Market Value of the Common Stock is determined on last day of the Purchase Right Period in which the shares were purchased.

     3. No adjustments will be made for cash dividends or other rights for which the record date is prior to the date of the exercise of the Purchase Right.

     5.  GOVERNING LAW.

     1. The Plan and all actions taken under it shall be governed by and construed in accordance with the laws of the State of California.

     2. The provisions of this Plan shall be interpreted in a manner that is consistent with this Plan satisfying the requirements of Code Section 423.

                                      A2-7

PROXY
                     DATA PROCESSING RESOURCES CORPORATION
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned appoints Mary Ellen Weaver and David M. Connell, and each of them, proxies with full power of substitution, to vote all shares of Common Stock of Data Processing Resources Corporation (the "Company") held of record by the undersigned as of November 14, 1996, the record date with respect to this solicitation, at the Annual Meeting of Shareholders of the Company to be held at The Sutton Place Hotel, 4500 MacArthur Boulevard, Newport Beach, California 92660, beginning at 10:00 a.m., Pacific Time, on Tuesday, December 17, 1996, and at any adjournments thereof, upon the following matters:

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:
1.    ELECTION OF DIRECTORS
      [ ] FOR all nominees listed below                       [ ] WITHHOLD AUTHORITY
      (except as noted below)                                 to vote for all nominees listed below

    (Instructions: To withhold authority to vote for any nominee, line through or otherwise strike out the nominee's name below.)

    Mary Ellen Weaver       J. Christopher Lewis              JoAnn Wagner
    David M. Connell        Li-San Hwang

2. APPROVAL OF THE AMENDMENT OF THE COMPANY'S 1994 STOCK OPTION PLAN WHICH AUTHORIZES AND RESERVES FOR ISSUANCE UPON EXERCISE OF OPTIONS GRANTED THEREUNDER AN ADDITIONAL 550,000 SHARES OF COMMON STOCK, AS DESCRIBED IN THE PROXY STATEMENT.

    [ ]  FOR                    [ ]  AGAINST                    [ ]  ABSTAIN

3.  ADOPTION OF THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN

    [ ]  FOR                    [ ]  AGAINST                    [ ]  ABSTAIN
                          (Continued on reverse side)

                         (Continued from reverse side)

4. RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING JULY 31, 1997.

    [ ]  FOR                    [ ]  AGAINST                    [ ]  ABSTAIN

5.  OTHER MATTERS

    In their discretion, Mary Ellen Weaver and David M. Connell are authorized to vote upon such other business as may properly come before the meeting.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, AND 4 ABOVE. IF ANY NOMINEE DECLINES OR IS UNABLE TO SERVE AS A DIRECTOR, THEN THE PERSONS NAMED AS PROXIES SHALL HAVE FULL DISCRETION TO VOTE FOR ANY OTHER PERSON DESIGNATED BY THE BOARD OF DIRECTORS.
                                                      Dated  , 1996

                                                      --------------------------
                                                             (Signature)

                                                      --------------------------
                                                             (Signature)
                                                      Please sign exactly as
                                                      your name appears hereon.
                                                      Joint owners should each
                                                      sign. When signing as
                                                      attorney, executor,
                                                      administrator, trustee,
                                                      guardian or corporate
                                                      officer, please give full
                                                      title as such.

                                                      The signer hereby revokes
                                                      all proxies heretofore
                                                      given by the signor to
                                                      vote at said meeting or
                                                      any adjournments thereof.